UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03897 )

Exact name of registrant as specified in charter: Putnam U.S. Government Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006— March 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam U.S. Government Income Trust

3|31|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
U.S. Government
Income Trust

3| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	31
Financial statements	33

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to demonstrate healthy growth, it has become evident that certain sectors of the U.S. economy have slowed somewhat. Volatility in the financial markets has been on the rise, reflecting increased uncertainty about the potential impact of problems in the housing market. However, we have also seen indications that inflation is stabilizing and the unemployment rate is declining. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. We currently expect the transaction to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended March 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam U.S. Government Income Trust: seeking
opportunities through mortgage-backed securities

Home ownership is the most common way to invest in the real estate market, but it is not the only way. It is also possible for individuals to invest in the mortgages used to finance homes and businesses through instruments called mortgage-backed securities (MBSs).

Since 1984, Putnam U.S. Government Income Trust has invested in some of the highest-quality MBSs with the goal of maximizing income. However, investing in MBSs carries certain risks. As a result, your fund’s team of experienced analysts uses proprietary models to seek out investment opportunities, while striving to maintain an appropriate amount of risk for the fund.

MBSs are essentially securities that represent a stake in the principal from and interest paid on a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different investors, including Putnam U.S. Government Income Trust, which currently holds a significant percentage of its assets in MBSs.

With the exception of Ginnie Mae securities, MBSs are not guaranteed directly by the full faith and credit of the United States. Therefore, they carry a higher degree of risk than investments like Treasury bonds, while offering the potential for higher returns. These non-Ginnie Mae securities are backed by a pool of borrowers and are typically guaranteed by the government-sponsored entities that offer them. By seeking opportunities among MBSs, your fund’s management team seeks higher returns than Treasuries can typically offer, but with less volatility than stocks.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

The ABCs of MBSs

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association): Fannie Mae is a public company established by the U.S. government in 1938 to help make mortgage funds available to buyers. Fannie Mae does business with primary mortgage lenders (savings and loans, commercial banks, credit unions, and housing finance agencies).

Freddie Mac (Federal Home Loan Mortgage Corporation): Freddie Mac is another public company chartered by Congress to increase the funds available to mortgage financiers. Freddie Mac buys mortgages from primary lenders and develops MBSs that offer a guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

Putnam U.S. Government Income Trust seeks as high a level of current income as we believe is consistent with preservation of capital. The fund attempts to achieve its objective by investing in obligations of the U.S. government and its agencies and instrumentalities, such as Government National Mortgage Association certificates (Ginnie Maes), Federal National Mortgage Association certificates (Fannie Maes), Federal Home Loan Mortgage Corporation certificates (Freddie Macs), and U.S. Treasury securities. Ginnie Maes, Fannie Maes, and Freddie Macs are generally high quality and typically provide higher yields than Treasury securities of similar maturities. The fund may also invest a portion of its assets in highly rated, non-government mortgage-backed securities and other asset-backed securities. The fund may be appropriate for investors seeking income, as well as those seeking lower volatility in a well-diversified portfolio.

Highlights

• For the six months ended March 31, 2007, Putnam U.S. Government Income Trust’s class A shares returned 2.61% before sales charges.

• The fund’s benchmark, the Lehman GNMA Index, returned 2.98% .

• The average return for the fund’s Lipper category, GNMA Funds, was 2.57% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 3/31/07

Since the fund's inception (2/8/84), average annual return is 7.11% before sales charge and 6.93% after sales charge.

	Average annual return		Cumulative return
	Before sales charge	After sales charge	Before sales charge	After sales charge

10 years	5.30%	4.90%	67.53%	61.28%

5 years	3.86	3.07	20.83	16.30

3 years	3.11	1.80	9.63	5.50

1 year	5.40	1.42	5.40	1.42

6 months	—	—	2.61	–1.26

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. After sales charge returns reflect a maximum 3.75% load. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

Report from the fund managers

The period in review

For the first half of its 2007 fiscal year, which ended March 31, 2007, Putnam U.S. Government Income Trust posted a modest gain, based on results before sales charges, slightly underperforming its benchmark while performing in line with the average for its Lipper peer group. We believe these slight differences in relative performance reflect the types of mortgage-backed securities (MBSs) we emphasized during the period. In particular, we emphasized 15-year mortgages, which were not as strong as 30-year mortgages. Also, our positions in newer (rather than seasoned) collateralized mortgage obligations (CMOs) did not perform as well as we had anticipated. The portfolio’s small exposure to hybrid adjustable-rate mortgages also hindered relative returns. However, exposure to MBSs issued by Fannie Mae boosted relative returns as did our emphasis on older, more seasoned mortgages.

Market overview

From October 1, 2006, to March 31, 2007, yields on 10-year Treasuries vacillated within a 40-basis-point range (a basis point is one one-hundredth of a percentage point) and ended the period virtually unchanged: the yield was 4.63% on October 1, 2006, and 4.64% on March 31, 2007. The level of volatility, although higher than in the previous year, was quite normal. The health of the U.S. economy appeared uncertain for much of the period: weakness in the housing market suggested a faltering economy, while robust consumer spending drove economic growth and contributed to inflationary pressures. The yield curve (a graphical representation of the difference in yield between short-term and long-term securities) remained inverted for the entire six-month period. This fairly rare occurrence, in which shorter-term bonds offer higher yields than longer-term bonds, is widely accepted as an indicator of slowing economic growth. We believe it suggests that the market expects the Federal Reserve (the Fed) to lower short-term interest rates.

MBSs produced stronger returns than Treasuries and agency bonds during the period. 30-year MBSs outperformed more conservative 15-year securities. Lower-coupon MBSs outpaced those with higher coupons, and the best performers had 5.5% coupons. Ginnie Mae certificates jockeyed for position with Fannie Mae certificates. While certain Ginnie Maes had strengthened toward the end of 2006, they relinquished their gains in the first three months of 2007, and Fannie Maes outpaced Ginnie Maes overall. The performance of government-sponsored entity securities were flat for the period.

Strategy overview

There are six key strategy decisions that we make in managing the fund. The first concerns the “term structure” of the securities in which we invest. This aspect of our management strategy reflects our views of the direction of interest rates based on factors such as economic indicators, Fed statements and strategy, and market sentiment. It also involves our analysis of the shape of the yield curve and consequent positioning of your fund’s portfolio to benefit from expected shifts in the curve. Our second strategic decision involves sector allocation. We seek to determine the relative attractiveness of the different fixed-income sectors in which your fund can invest —Treasuries, agencies, and MBSs — and then position the portfolio to take advantage of our sector preferences. We also weigh the relative attractiveness of Ginnie Maes, Fannie Maes, and Freddie Macs.

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 3/31/07.

Bonds

Lehman GNMA Index (Government National Mortgage Association bonds)	2.98%

Lehman Aggregate Bond Index (broad bond market)	2.76%

Lehman Municipal Bond Index (tax-exempt bonds)	1.93%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	7.55%

Equities

S&P 500 Index (broad stock market)	7.38%

Russell 1000 Growth Index (large-company growth stocks)	7.19%

Russell 1000 Value Index (large-company value stocks)	9.34%

We make three other strategic decisions that are specifically related to MBSs: We seek to determine which maturity is most attractive (e.g., 30-year, 15-year, or adjustable-rate); we assess which coupon level (e.g., 5.5%, 6.5%, 7%, etc.) or what combination of coupons provides the best risk/return tradeoff; and we consider the “seasoning” of mortgages. An older or more seasoned mortgage is typically less likely to be prepaid. Prepayment would interrupt the income stream and require investors to reinvest principal at current lower rates.

Our sixth strategic decision focuses on out-of-benchmark exposure. This aspect of our strategy concerns the relative attractiveness of securities that are not in the fund’s primary benchmark but are allowable investments under the fund’s investment guidelines.

Your fund’s holdings

The portfolio’s duration, which is an indication of its sensitivity to interest-rate changes, remained somewhat shorter than that of the benchmark during the period. As bond market volatility increased over the period, this positioning, which is considered a defensive strategy, proved helpful. The spread, or difference in yield, between Treasury bonds and bonds in the credit sector (such as corporate bonds) had narrowed to such a degree that we believed it would begin to widen at some point, in keeping with typical interest-rate cycle behavior. Wider

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

spreads mean a greater difference in yield between the bond types, and since yields move in the opposite direction of bond prices, rising yields mean lower bond prices. Accordingly, we reduced the portfolio’s exposure to MBSs during the period in favor of lower-yielding government securities. This strategy dampened relative results because Treasuries lagged MBSs. Within the MBS sector, we emphasized certificates with 15-year maturities over 30-year maturities. 30-year loans are more susceptible to prepayment risk, which is the risk that mortgage loans will be paid in full prematurely, reducing an investor’s expected interest income, and necessitating reinvestment of principal at prevailing market rates, which could be lower. Consequently, they typically offer higher yields to compensate investors for accepting this risk. We felt 15-year certificates would be a more prudent choice in the current environment. However, when interest rates did not move enough to compel borrowers

Portfolio composition

This table shows the fund’s portfolio composition as of 3/31/07. Weightings are shown as a percentage of net assets and are net of TBA sales positions outstanding. Holdings will vary over time.

* A significant portion of short-term investments reflects amounts used to settle TBA purchase commitments. For more information, see page 55.

to refinance their mortgages, that extra yield became a bonus to investors, and 30-year MBSs consequently performed better than 15-year certificates.

Relative to the benchmark, the portfolio had an overweight position in Fannie Mae certificates and an underweight position in Ginnie Maes. This proved favorable for the fund’s relative performance, as Fannie Maes delivered stronger results during the period. Also, our preference for mortgages with 5.5% coupons proved beneficial, as these performed better than higher-coupon mortgages.

Fund returns were helped by our emphasis on older, more seasoned mortgages, which often have smaller loan balances. Both the seasoning and the lower loan balances tend to reduce prepayment risk, so these securities are relatively stable. In our view, the most attractive seasoned mortgages are FHA-VA re-performing loans and collateralized mortgage obligations (CMOs). FHA-VA re-performing loans are formerly delinquent mortgages that have been pooled together and given credit protection from the Federal Housing Administration (FHA), the Veteran’s Administration (VA), and Fannie Mae. We like the limited credit risk of these securities, and the fact their prepayment risk is less sensitive to changes in interest rates. This is because mortgage borrowers who have been delinquent in the past are not able to refinance easily and tend to hold their mortgages longer. These securities typically offer higher yields and less risk than typical MBSs. CMOs are derivative securities backed by underlying mortgage loans that have been repackaged in such a way as to offer investors particular maturities with a level of prepayment risk that suits their needs. The portfolio held both seasoned CMOs, which performed well during the period, and newer CMOs, which did not perform as well as their seasoned counterparts.

The fund also had a small position in AAA-rated commercial mortgage-backed securities (CMBSs). Unlike residential mortgages, most commercial mortgages are precluded from being prepaid. With no prepayment risk, they provide a more stable stream of income than MBSs based on home mortgages. CMBSs were inexpensive relative to residential MBSs, yet they offered similar yields. They performed well during the year.

Rounding out the fund’s holdings among mortgage-related securities was a small position in hybrid adjustable-rate mortgages (ARMs). Hybrid ARMs have characteristics of both fixed-rate and adjustable-rate loans, because they provide for an initial period of fixed-rate payments, after which the interest rate adjusts annually. Nearly half of all new mortgage loans originated in recent years were hybrid loans. In fact, so many hybrid ARMs are now trading in the secondary market that the Lehman Mortgage Index, which had previously not included ARMs, began incorporating them as of April 1, 2007. Managers whose funds use this index as a performance benchmark will need to establish or increase their positions in hybrid-ARMs. We anticipate that this buying activity will drive up prices for the sector. Although the fund’s hybrid-ARM exposure was not helpful to performance during the reporting period, we believe it has the potential to boost fund returns going forward.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Looking ahead, we do not believe that the softening in the housing market will become a larger problem for the economy. In our opinion, concern about inflation increases the likelihood of higher interest rates, so we anticipate that the current inverted yield curve will shift toward a more normal configuration as the fund’s fiscal year continues. When rates rise, we may become more neutral in terms of duration, relative to the benchmark.

We are slowly increasing the portfolio’s exposure to MBSs. We no longer believe that 15-year certificates offer a significant advantage over MBSs with different maturities, so we are balancing exposure between 15-year and 30-year certificates. Our preference for Fannie Maes has waned somewhat, and going forward, the portfolio is likely to reflect a more neutral weighting with regard to Fannie Maes and Ginnie Maes. We expect to increase the fund’s exposure to higher-coupon MBSs, which we believe are likely to strengthen in coming months. We continue to prefer seasoned mortgages, and will seek to maintain the fund’s exposure through investments in FHA-VA re-performing mortgages, and seasoned CMOs.

As stated earlier, we believe that prices of hybrid ARMs may benefit from their recent inclusion in the Lehman Mortgage Index, and we anticipate that the fund’s position in these securities will contribute to overall returns. As always, we strive to position the fund to take advantage of attractive opportunities without assuming undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/84)		(4/27/92)		(7/26/99)		(2/6/95)		(1/21/03)	(4/11/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.11%	6.93%	6.23%	6.23%	6.30%	6.30%	6.76%	6.61%	6.84%	7.26%

10 years	67.53	61.28	55.29	55.29	55.40	55.40	63.15	57.88	63.49	71.84
Annual average	5.30	4.90	4.50	4.50	4.51	4.51	5.02	4.67	5.04	5.56

5 years	20.83	16.30	16.40	14.40	16.42	16.42	19.40	15.52	19.40	22.44
Annual average	3.86	3.07	3.08	2.73	3.09	3.09	3.61	2.93	3.61	4.13

3 years	9.63	5.50	7.17	4.21	7.21	7.21	8.82	5.25	8.82	10.47
Annual average	3.11	1.80	2.34	1.38	2.35	2.35	2.86	1.72	2.86	3.37

1 year	5.40	1.42	4.62	–0.38	4.59	3.59	5.11	1.67	5.15	5.70

6 months	2.61	–1.26	2.23	–2.77	2.22	1.22	2.47	–0.88	2.50	2.76

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 3/31/07

		Lipper GNMA
	Lehman	Funds category
	GNMA Index	average*
Annual average
(life of fund)	8.64%	7.61%

10 years	83.12	68.84
Annual average	6.24	5.37

5 years	26.40	21.67
Annual average	4.80	4.00

3 years	12.49	9.23
Annual average	4.00	2.98

1 year	6.23	5.29

6 months	2.98	2.57

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, 10-year, and life of fund periods ended 3/31/07, there were 61, 61, 60, 56, 31, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 3/31/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.266		$0.217	$0.217	$0.248		$0.252	$0.284

Capital gains	—		—	—	—		—	—

Total	$0.266		$0.217	$0.217	$0.248		$0.252	$0.284

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/06	$13.03	$13.54	$12.96	$13.01	$13.02	$13.46	$13.02	$13.00

3/31/07	13.10	13.61	13.03	13.08	13.09	13.53	13.09	13.07

Current yield
(end of period)

Current
dividend rate[1]	4.31%	4.14%	3.59%	3.58%	4.03%	3.90%	4.03%	4.59%

Current 30-day
SEC yield[2]	4.36	4.20	3.61	3.61	4.11	3.98	4.10	4.61

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 9/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	0.96%	1.71%	1.71%	1.21%	1.21%	0.71%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam U.S. Government Income Trust from October 1, 2006, to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.95	$ 8.72	$ 8.72	$ 6.21	$ 6.21	$ 3.69

Ending value (after expenses)	$1,026.10	$1,022.30	$1,022.20	$1,024.70	$1,025.00	$1,027.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2007, use the calculation method below. To find the value of your investment on October 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 10/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.94	$ 8.70	$ 8.70	$ 6.19	$ 6.19	$ 3.68

Ending value (after expenses)	$1,020.04	$1,016.31	$1,016.31	$1,018.80	$1,018.80	$1,021.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	0.98%	1.73%	1.73%	1.23%	1.23%	0.73%

Average annualized expense
ratio for Lipper peer group*	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam U.S. Government
Income Trust	579%*	782%*	198%*	332%†	277%†

Lipper GNMA Funds
category average	288%	315%	286%	383%	313%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

* Excludes dollar roll transactions.

† Excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader and Rob Bloemker and Daniel Choquette are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2007, and March 31, 2006.

Trustee and Putnam employee fund ownership

As of March 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 231,000	$ 98,000,000

Putnam employees	$1,268,000	$458,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $860,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Income Fund, and Putnam Limited Duration Government Income Fund.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Daniel Choquette is also a Portfolio Member of Putnam American Government Income Fund and Putnam Limited Duration Government Income Fund.

Kevin Cronin, Rob Bloemker, and Daniel Choquette may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended March 31, 2007.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2007, and March 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006					•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 3/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 60th percentile in management fees and in the 40th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper GNMA Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

59th	53rd	60th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 62, 62, and 51 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper GNMA Funds category for the one-, five- and ten-year periods ended March 31, 2007, were 49%, 64%, and 60%, respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 30th out of 61, 36th out of 56, and 19th out of 31 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. The transaction is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8-9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8-9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/07 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (88.6%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (69.9%)
Government National Mortgage Association
Adjustable Rate Mortgages
4 1/2s, with due dates from August 20, 2034
to February 20, 2035	$74,342,134	$74,464,442
3 3/4s, January 20, 2034	17,317,557	17,204,707
Government National Mortgage Association
Graduated Payment Mortgages
13 3/4s, November 20, 2014	4,616	5,553
13 1/2s, April 15, 2011	19,124	21,511
13 1/4s, December 20, 2014	16,517	19,673
12 3/4s, with due dates from December 15, 2013
to December 20, 2014	40,164	46,995
12 1/4s, with due dates from February 15, 2014
to March 15, 2014	47,622	54,957
11 1/4s, with due dates from September 15, 2015
to January 15, 2016	138,779	159,278
10s, with due dates of November 15, 2009	7,935	8,295
9 1/4s, with due dates from April 15, 2016 to
May 15, 2016	26,110	28,728
Government National Mortgage Association
Pass-Through Certificates
8 1/2s, with due dates from September 15, 2007
to December 15, 2019	12,193	13,100
8s, with due dates from May 15, 2024 to August 15, 2032	20,204,725	21,284,442
8s, with due dates from January 15, 2008 to
November 15, 2009	1,043,758	1,065,015
7 1/2s, with due dates from October 15, 2021
to November 15, 2032	26,674,270	28,112,215
7 1/2s, with due dates from March 15, 2017 to
May 15, 2017	33,533	35,126
7s, with due dates from March 15, 2022 to May 15, 2032	32,521,946	34,025,989
7s, with due dates from October 15, 2007 to
August 15, 2012	1,261,594	1,281,775
6 1/2s, with due dates from October 15, 2023
to March 15, 2035	11,944,332	12,274,930
6s, with due dates from November 15, 2023 to
October 15, 2033	1,224,797	1,241,274
6s, TBA, April 1, 2037	229,000,000	231,934,063
5 1/2s, with due dates from December 15, 2032
to March 15, 2036	34,628,824	34,478,086
5 1/2s, TBA, April 1, 2037	358,400,000	355,908,009
		813,668,163

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (88.6%)* continued

	Principal amount	Value

U.S. Government Agency Mortgage Obligations (18.7%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from June 1, 2021 to October 1, 2021	$1,076,246	$1,094,282
5 1/2s, with due dates from August 1, 2013 to May 1, 2020	582,708	584,559
5s, with due dates from May 1, 2034 to May 1, 2034	657,682	636,924
5s, TBA, May 1, 2037	56,200,000	54,294,820
5s, TBA, April 1, 2037	103,700,000	100,200,125
Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from September 1, 2028 to March 1, 2029	185,020	192,733
6 1/2s, with due dates from March 1, 2024
to September 1, 2032	154,129	158,598
6 1/2s, March 1, 2016	33,080	33,814
6s, with due dates from March 1, 2022 to January 1, 2037	5,887,611	5,932,390
6s, June 1, 2021	1,102,285	1,120,756
6s, TBA, April 1, 2037	4,600,000	4,633,781
5 1/2s, with due dates from April 1, 2036 to February 1, 2037	4,373,997	4,328,807
5 1/2s, with due dates from January 1, 2009 to January 1, 2021	875,701	878,150
5 1/2s, TBA, May 1, 2037	21,000,000	20,769,491
5 1/2s, TBA, April 1, 2037	21,000,000	20,775,235
5s, August 1, 2033	1,831	1,776
4 1/2s, with due dates from September 1, 2020
to September 1, 2035	2,584,953	2,461,328
4 1/2s, July 1, 2020	44,323	42,955
		218,140,524

Total U.S. government and agency mortgage obligations (cost $1,031,750,634)		$1,031,808,687

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)*

	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 06-4, Class A4, 5.634s, 2046	$1,830,000	$1,861,802
Ser. 06-5, Class A4, 5.414s, 2047	2,228,000	2,231,860
FRB Ser. 05-1, Class A5, 5.135s, 2042	583,000	580,601
Ser. 04-4, Class A6, 4.877s, 2042	36,000	35,218
Banc of America Funding Corp. IFB Ser. 06-4,
Class A4, IO (Interest only), 0.18s, 2036	1,865,592	3,511
Banc of America Mortgage Securities IFB Ser. 06-2,
Class A4, IO, 0.08s, 2036	1,825,428	11,745
Commercial Mortgage Pass-Through Certificates
Ser. 06-C7, Class A4, 5.769s, 2046	19,036,000	19,708,218
FRB Ser. 04-LB3A, Class A5, 5.44s, 2037	20,000	20,123
Countrywide Alternative Loan Trust IFB Ser. 06-6CB,
Class 1A3, IO, zero %, 2036	14,010,148	35,025
Credit Suisse Mortgage Capital Certificates

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Ser. 06-C4, Class A3, 5.467s, 2039	$3,672,000	$3,691,719
CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C3, Class A5, 5.113s, 2036	213,000	210,444
Ser. 05-C4, Class A5, 5.104s, 2038	65,000	63,969
FRB Ser. 05-C5, Class A4, 5.1s, 2038	65,000	63,902
Ser. 04-C3, Class A3, 4.302s, 2036	454,000	445,703
Fannie Mae
IFB Ser. 06-70, Class SM, 9.605s, 2036	312,541	337,695
IFB Ser. 06-62, Class PS, 7.98s, 2036	2,036,126	2,279,081
IFB Ser. 06-76, Class QB, 7.68s, 2036	2,254,293	2,395,314
IFB Ser. 06-60, Class AK, 7.52s, 2036	635,745	682,001
Ser. 02-26, Class A2, 7 1/2s, 2048	422,625	442,016
Ser. 05-W3, Class 1A, 7 1/2s, 2045	3,468,505	3,667,359
Ser. 04-W8, Class 3A, 7 1/2s, 2044	5,954,861	6,277,080
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	1,946,259	2,050,600
Ser. 04-W2, Class 5A, 7 1/2s, 2044	2,089,836	2,198,690
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	2,517,986	2,651,234
Ser. 04-W9, Class 2A3, 7 1/2s, 2044	2,276,246	2,394,885
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	724,052	762,394
Ser. 03-W4, Class 4A, 7 1/2s, 2042	1,021,968	1,067,515
Ser. 02-T18, Class A4, 7 1/2s, 2042	1,631,224	1,707,351
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	4,749,305	4,970,982
Ser. 02-T16, Class A3, 7 1/2s, 2042	11,511	12,046
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	5,679,669	5,944,738
Ser. 02-W6, Class 2A, 7 1/2s, 2042	17,724	18,550
Ser. 02-W4, Class A5, 7 1/2s, 2042	1,727,118	1,803,159
Ser. 02-W1, Class 2A, 7 1/2s, 2042	132,748	138,309
Ser. 02-14, Class A2, 7 1/2s, 2042	524,549	548,072
Ser. 01-T10, Class A2, 7 1/2s, 2041	3,159,947	3,291,426
Ser. 02-T4, Class A3, 7 1/2s, 2041	227,475	237,044
Ser. 01-T12, Class A2, 7 1/2s, 2041	324,958	338,100
Ser. 01-T8, Class A1, 7 1/2s, 2041	863,459	896,760
Ser. 01-T7, Class A1, 7 1/2s, 2041	10,647,731	11,062,801
Ser. 01-T3, Class A1, 7 1/2s, 2040	1,285,481	1,337,031
Ser. 01-T1, Class A1, 7 1/2s, 2040	3,824,158	3,978,812
Ser. 99-T2, Class A1, 7 1/2s, 2039	1,534,701	1,616,326
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	2,051,352	2,141,598
Ser. 02-T1, Class A3, 7 1/2s, 2031	3,505,522	3,659,932
Ser. 00-T6, Class A1, 7 1/2s, 2030	921,733	962,294
Ser. 02-W7, Class A5, 7 1/2s, 2029	673,320	703,790
Ser. 01-T4, Class A1, 7 1/2s, 2028	3,538,103	3,733,650
Ser. 02-W3, Class A5, 7 1/2s, 2028	1,101,656	1,151,060
IFB Ser. 06-63, Class SP, 7.38s, 2036	2,446,068	2,700,141
IFB Ser. 06-60, Class TK, 7.32s, 2036	637,673	686,648
Ser. 02-26, Class A1, 7s, 2048	2,416,940	2,499,067
Ser. 04-W12, Class 1A3, 7s, 2044	1,522,748	1,585,305
Ser. 04-T3, Class 1A3, 7s, 2044	1,076,768	1,120,001
Ser. 04-T2, Class 1A3, 7s, 2043	979,218	1,018,740
Ser. 03-W8, Class 2A, 7s, 2042	9,216,161	9,562,315

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Fannie Mae
Ser. 03-W3, Class 1A2, 7s, 2042	$918,523	$950,520
Ser. 02-T16, Class A2, 7s, 2042	6,673,512	6,904,894
Ser. 02-T19, Class A2, 7s, 2042	4,040,352	4,183,155
Ser. 01-T10, Class A1, 7s, 2041	1,792,886	1,848,363
Ser. 02-T4, Class A2, 7s, 2041	4,113,522	4,241,381
Ser. 04-W1, Class 2A2, 7s, 2033	5,847,911	6,079,655
Ser. 07-16, Class TS, IO, 5 1/2s, 2009	10,607,005	227,054
IFB Ser. 05-74, Class CS, 5.39s, 2035	2,752,946	2,797,483
IFB Ser. 05-74, Class CP, 5.243s, 2035	2,414,937	2,488,182
IFB Ser. 06-27, Class SP, 5.06s, 2036	1,614,000	1,669,293
IFB Ser. 06-8, Class HP, 5.06s, 2036	1,915,777	1,956,165
IFB Ser. 06-8, Class WK, 5.06s, 2036	2,980,394	3,020,836
IFB Ser. 05-106, Class US, 5.06s, 2035	2,928,737	3,017,234
IFB Ser. 05-99, Class SA, 5.06s, 2035	1,442,715	1,465,181
Ser. 07-39, Class A, IO, 5s, 2037	4,053,000	150,501
IFB Ser. 05-114, Class SP, 4.95s, 2036	820,039	778,012
IFB Ser. 05-74, Class DM, 4.877s, 2035	2,781,679	2,816,443
IFB Ser. 06-60, Class CS, 4.583s, 2036	1,081,599	1,043,419
IFB Ser. 05-95, Class CP, 4.089s, 2035	225,261	225,067
IFB Ser. 05-106, Class JC, 3.628s, 2035	1,551,384	1,437,890
IFB Ser. 05-83, Class QP, 3.562s, 2034	949,868	896,438
IFB Ser. 05-57, Class MN, 3.303s, 2035	2,009,397	1,957,612
IFB Ser. 06-90, Class SE, IO, 2.48s, 2036	1,387,993	130,179
IFB Ser. 03-66, Class SA, IO, 2.33s, 2033	2,453,344	191,285
Ser. 03-W12, Class 2, IO, 2.234s, 2043	32,431,633	1,858,335
IFB Ser. 07-W2, Class 3A2, IO, 1.96s, 2037	2,885,943	188,287
IFB Ser. 05-113, Class AI, IO, 1.91s, 2036	457,401	35,024
IFB Ser. 05-113, Class DI, IO, 1.91s, 2036	592,723	35,401
IFB Ser. 06-60, Class DI, IO, 1 3/4s, 2035	1,346,141	74,104
IFB Ser. 05-65, Class KI, IO, 1.68s, 2035	955,142	51,910
IFB Ser. 07-30, Class WI, IO, 1.44s, 2037	4,643,000	257,989
IFB Ser. 07-W2, Class 2A2, IO, 1.43s, 2037	3,720,098	200,559
IFB Ser. 06-128, Class SH, IO, 1.43s, 2037	2,370,785	132,290
IFB Ser. 06-56, Class SM, IO, 1.43s, 2036	2,781,328	153,329
IFB Ser. 06-12, Class SD, IO, 1.43s, 2035	9,064,097	656,241
IFB Ser. 05-90, Class SP, IO, 1.43s, 2035	4,575,746	276,833
IFB Ser. 06-123, Class CI, IO, 1.42s, 2037	4,374,585	284,505
IFB Ser. 05-82, Class SY, IO, 1.41s, 2035	11,772,785	593,276
IFB Ser. 05-95, Class CI, IO, 1.38s, 2035	3,043,929	196,479
IFB Ser. 05-84, Class SG, IO, 1.38s, 2035	5,199,150	339,469
IFB Ser. 05-104, Class NI, IO, 1.38s, 2035	3,532,367	237,728
IFB Ser. 04-92, Class S, IO, 1.38s, 2034	4,162,958	222,460
IFB Ser. 05-83, Class QI, IO, 1.37s, 2035	791,618	58,303
IFB Ser. 05-83, Class SL, IO, 1.35s, 2035	9,217,628	486,101
IFB Ser. 06-114, Class IS, IO, 1.33s, 2036	2,217,696	125,438
IFB Ser. 06-20, Class IG, IO, 1.33s, 2036	16,607,057	695,591
IFB Ser. 06-121, Class SD, IO, 1.32s, 2036	2,018,598	108,261
IFB Ser. 06-109, Class SG, IO, 1.31s, 2036	1,563,743	84,501
IFB Ser. 06-109, Class SH, IO, 1.3s, 2036	2,067,411	150,060

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-128, Class SC, IO, 1.28s, 2037	$2,404,932	$143,815
IFB Ser. 06-44, Class IS, IO, 1.28s, 2036	4,119,859	226,991
IFB Ser. 06-45, Class SM, IO, 1.28s, 2036	4,022,211	170,316
IFB Ser. 06-8, Class JH, IO, 1.28s, 2036	7,774,386	429,689
IFB Ser. 06-20, Class IB, IO, 1.27s, 2036	7,117,422	284,134
IFB Ser. 05-95, Class OI, IO, 1.27s, 2035	444,690	33,218
IFB Ser. 06-92, Class JI, IO, 1.26s, 2036	1,039,243	59,568
IFB Ser. 06-96, Class ES, IO, 1.26s, 2036	1,310,640	69,476
IFB Ser. 06-85, Class TS, IO, 1.24s, 2036	4,455,297	216,531
IFB Ser. 06-61, Class SE, IO, 1.23s, 2036	5,244,359	205,684
IFB Ser. 03-124, Class ST, IO, 1.18s, 2034	1,689,006	74,992
IFB Ser. 07-30, Class LI, IO, 1.12s, 2037	3,204,000	186,388
IFB Ser. 07-W2, Class 1A2, IO, 1.11s, 2037	9,933,925	473,178
IFB Ser. 07-15, Class CI, IO, 1.06s, 2037	8,007,367	433,673
IFB Ser. 06-123, Class BI, IO, 1.06s, 2037	10,637,972	564,043
IFB Ser. 06-115, Class JI, IO, 1.06s, 2036	5,883,793	313,389
IFB Ser. 06-123, Class LI, IO, 1s, 2037	3,934,190	200,940
IFB Ser. 05-74, Class SE, IO, 0.78s, 2035	1,405,366	45,748
IFB Ser. 05-82, Class SI, IO, 0.78s, 2035	10,986,169	364,346
IFB Ser. 05-74, Class NI, IO, 0.76s, 2035	13,144,960	634,995
IFB Ser. 05-87, Class SE, IO, 0.73s, 2035	20,031,281	647,977
Ser. 06-84, Class OP, PO (Principal only), zero %, 2036	113,913	110,668
Ser. 371, Class 1, PO, zero %, 2036	9,496,899	7,946,008
Ser. 05-113, Class DO, PO, zero %, 2036	91,290	73,289
Ser. 367, Class 1, PO, zero %, 2036	783,331	595,123
Ser. 363, Class 1, PO, zero %, 2035	27,545,724	21,017,296
Ser. 361, Class 1, PO, zero %, 2035	8,165,984	6,700,817
Ser. 04-38, Class AO, PO, zero %, 2034	1,437,593	1,047,870
Ser. 04-61, Class CO, PO, zero %, 2031	3,326,000	2,722,288
Ser. 07-31, Class TS, IO, zero %, 2009	6,590,000	141,066
Ser. 07-15, Class IM, IO, zero %, 2009	2,555,978	48,500
FRB Ser. 05-117, Class GF, zero %, 2036	303,983	283,878
FRB Ser. 05-79, Class FE, zero %, 2035	703,983	709,797
FRB Ser. 05-45, Class FG, zero %, 2035	704,298	663,646
FRB Ser. 05-81, Class DF, zero %, 2033	253,129	253,959
FRB Ser. 06-1, Class HF, zero %, 2032	441,704	419,254
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	6,246,582	6,599,076
Ser. T-58, Class 4A, 7 1/2s, 2043	8,235,988	8,638,717
Ser. T-42, Class A5, 7 1/2s, 2042	92,508	96,442
Ser. T-41, Class 3A, 7 1/2s, 2032	1,238,017	1,292,584
Ser. T-60, Class 1A2, 7s, 2044	4,146,663	4,312,811
Ser. T-59, Class 1A2, 7s, 2043	3,867,807	4,031,641
Ser. T-55, Class 1A2, 7s, 2043	2,284,549	2,356,556
Freddie Mac
IFB Ser. 3012, Class GP, 8.917s, 2035	1,280,798	1,232,147
IFB Ser. 3202, Class PS, 7.32s, 2036	1,668,407	1,827,124
IFB Ser. 3153, Class SX, 6.65s, 2036	3,521,196	3,781,349

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3081, Class DC, 5.22s, 2035	$1,165,757	$1,186,681
IFB Ser. 3114, Class GK, 5.12s, 2036	745,910	759,145
IFB Ser. 2979, Class AS, 4.767s, 2034	517,707	514,295
IFB Ser. 3153, Class UT, 4.51s, 2036	2,050,601	2,001,813
IFB Ser. 3065, Class DC, 3.9s, 2035	1,785,436	1,692,092
IFB Ser. 3050, Class SA, 3.575s, 2034	1,256,036	1,160,259
IFB Ser. 3031, Class BS, 3.425s, 2035	2,449,671	2,294,618
IFB Ser. 3012, Class UP, 3.3s, 2035	122,201	119,983
IFB Ser. 2594, Class SE, IO, 1.73s, 2030	3,229,582	163,870
IFB Ser. 2828, Class TI, IO, 1.73s, 2030	1,665,107	106,137
IFB Ser. 3287, Class SD, IO, 1.43s, 2037	2,792,000	171,068
IFB Ser. 3028, Class ES, IO, 1.43s, 2035	8,577,540	582,524
IFB Ser. 3042, Class SP, IO, 1.43s, 2035	1,912,085	121,226
IFB Ser. 3045, Class DI, IO, 1.41s, 2035	617,897	29,836
IFB Ser. 3136, Class NS, IO, 1.38s, 2036	5,528,404	351,507
IFB Ser. 3054, Class CS, IO, 1.38s, 2035	1,846,479	81,361
IFB Ser. 3107, Class DC, IO, 1.38s, 2035	4,313,985	307,726
IFB Ser. 3066, Class SI, IO, 1.38s, 2035	11,673,145	802,278
IFB Ser. 2950, Class SM, IO, 1.38s, 2016	1,048,272	61,271
IFB Ser. 3031, Class BI, IO, 1.37s, 2035	1,628,102	118,832
IFB Ser. 3114, Class TS, IO, 1.33s, 2030	11,686,578	375,759
IFB Ser. 3128, Class JI, IO, 1.31s, 2036	6,100,119	418,048
IFB Ser. 3240, Class S, IO, 1.3s, 2036	6,786,466	406,344
IFB Ser. 3065, Class DI, IO, 1.3s, 2035	1,273,752	92,905
IFB Ser. 3145, Class GI, IO, 1.28s, 2036	4,979,995	330,258
IFB Ser. 3114, Class GI, IO, 1.28s, 2036	1,783,855	131,212
IFB Ser. 3174, Class BS, IO, 1.2s, 2036	4,088,470	158,647
IFB Ser. 3152, Class SY, IO, 1.16s, 2036	3,502,029	218,527
IFB Ser. 3081, Class DI, IO, 1.16s, 2035	1,559,810	85,103
IFB Ser. 3199, Class S, IO, 1.13s, 2036	1,667,694	90,551
IFB Ser. 3284, Class LI, IO, 1.12s, 2037	4,101,000	230,550
IFB Ser. 3281, Class AI, IO, 1.11s, 2037	8,019,798	451,601
IFB Ser. 3012, Class UI, IO, 1.1s, 2035	3,124,441	158,394
IFB Ser. 3240, Class GS, IO, 1.06s, 2036	4,121,265	221,856
IFB Ser. 3288, Class SJ, IO, 0.81s, 2037	3,625,000	139,902
IFB Ser. 3284, Class CI, IO, 0.8s, 2037	6,074,000	251,949
IFB Ser. 3291, Class SA, IO, 0.79s, 2037	1,913,000	66,955
IFB Ser. 3016, Class SQ, IO, 0.79s, 2035	3,654,156	105,627
IFB Ser. 3284, Class WI, IO, 0.78s, 2037	10,124,000	446,864
IFB Ser. 3012, Class IG, IO, 0.76s, 2035	11,008,985	498,342
IFB Ser. 2815, Class S, IO, 0.68s, 2032	3,613,518	98,288
Ser. 242, PO, zero %, 2036	186,519	153,659
Ser. 3174, PO, zero %, 2036	656,286	563,064
Ser. 3045, Class DO, PO, zero %, 2035	66,569	53,134
FRB Ser. 3213, Class FX, zero %, 2036	515,922	498,449
FRB Ser. 3231, Class X, zero %, 2036	619,304	611,757
FRB Ser. 3048, Class XG, zero %, 2035	304,890	289,449
FRB Ser. 3030, Class CF, zero %, 2035	784,119	757,227
FRB Ser. 3022, Class TC, zero %, 2035	258,529	265,426

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Freddie Mac
FRB Ser. 2986, Class XT, zero %, 2035	$165,699	$163,951
FRB Ser. 2958, Class FL, zero %, 2035	715,025	646,718
FRB Ser. 3046, Class WF, zero %, 2035	304,743	294,775
FRB Ser. 3054, Class XF, zero %, 2034	166,003	161,619
FRB Ser. 3024, Class CW, zero %, 2034	121,453	119,352
FRB Ser. 3046, Class UF, zero %, 2033	893,628	859,551
Government National Mortgage Association
IFB Ser. 06-34, Class SA, 7.62s, 2036	5,764,483	6,194,342
IFB Ser. 05-84, Class SB, 3.7s, 2035	4,565,680	4,248,692
IFB Ser. 05-68, Class DP, 3.614s, 2035	6,765,136	6,422,482
IFB Ser. 05-84, Class SL, 3.1s, 2035	4,629,196	4,266,957
IFB Ser. 05-66, Class SP, 3.1s, 2035	2,130,386	1,987,674
IFB Ser. 05-7, Class NP, 2.959s, 2033	667,124	633,940
IFB Ser. 07-1, Class SL, IO, 2.04s, 2037	1,341,888	87,908
IFB Ser. 07-1, Class SM, IO, 2.03s, 2037	1,341,888	87,524
IFB Ser. 05-68, Class SN, IO, 1.88s, 2034	5,423,531	299,130
IFB Ser. 06-69, Class SA, IO, 1.48s, 2036	2,197,622	105,243
IFB Ser. 07-9, Class AI, IO, 1.18s, 2037	2,533,000	118,963
IFB Ser. 06-28, Class GI, IO, 1.18s, 2035	2,794,058	127,828
IFB Ser. 05-65, Class SI, IO, 1.03s, 2035	15,322,316	587,390
IFB Ser. 06-7, Class SB, IO, 1s, 2036	14,058,501	498,886
IFB Ser. 05-82, Class KS, IO, 0.98s, 2035	8,461,467	328,186
IFB Ser. 05-68, Class KI, IO, 0.98s, 2035	82,374,319	4,508,980
IFB Ser. 05-68, Class SI, IO, 0.98s, 2035	28,671,936	1,263,366
IFB Ser. 06-14, Class S, IO, 0.93s, 2036	15,674,235	565,890
IFB Ser. 06-20, Class S, IO, 0.93s, 2036	13,433,620	528,528
IFB Ser. 07-8, Class SA, IO, 0.88s, 2037	4,538,000	173,011
IFB Ser. 07-7, Class EI, IO, 0.88s, 2037	99,188	3,137
IFB Ser. 05-68, Class S, IO, 0.88s, 2035	16,294,530	639,768
Greenwich Capital Commercial Funding Corp.
Ser. 07-GG9, Class A4, 5.444s, 2039	1,163,000	1,175,357
FRB Ser. 05-GG5, Class A5, 5.224s, 2037	65,000	64,506
GS Mortgage Securities Corp. II
Ser. 06-GG8, Class A4, 5.56s, 2039	2,277,000	2,306,692
Ser. 04-GG2, Class A6, 5.396s, 2038	38,000	38,247
Ser. 05-GG4, Class A4, 4.761s, 2039	456,000	439,257
GSR Mortgage Loan Trust Ser. 05-AR2, Class 2A1, 4.856s, 2035	4,983,375	4,934,339
JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-CB16, Class A4, 5.552s, 2045	2,462,000	2,491,249
Ser. 06-CB14, Class AM, 5.445s, 2044	4,245,000	4,281,634
Ser. 07-LDPX, Class A3, 5.42s, 2049	6,988,000	6,991,564
FRB Ser. 04-PNC1, Class A4, 5.543s, 2041	173,000	174,607
Ser. 06-LDP9, Class A3, 5.336s, 2047	5,490,000	5,461,672
Ser. 05-CB12, Class A4, 4.895s, 2037	459,000	445,120
Ser. 04-C3, Class A5, 4.878s, 2042	437,000	424,497
LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	154,000	160,906
FRB Ser. 04-C4, Class A4, 5.133s, 2029	61,000	61,634

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Lehman Mortgage Trust
Ser. 07-1, Class 3A2, IO, 1.93s, 2037	$2,101,336	$143,589
IFB Ser. 06-5, Class 2A2, IO, 1.83s, 2036	5,843,823	270,159
IFB Ser. 06-9, Class 2A2, IO, 1.3s, 2037	3,182,103	156,553
Ser. 06-9, Class 2A3, IO, 1.3s, 2036	4,412,250	234,593
IFB Ser. 06-7, Class 2A5, IO, 1.23s, 2036	6,189,444	329,956
IFB Ser. 06-6, Class 1A3, IO, 1.18s, 2036	4,359,824	214,325
IFB Ser. 06-5, Class 1A3, IO, 0.08s, 2036	1,566,725	7,892
IFB Ser. 06-4, Class 1A3, IO, 0.08s, 2036	3,290,100	28,831
IFB Ser. 06-9, Class 1A6, IO, zero %, 2037	1,980,194	7,280
IFB Ser. 06-9, Class 3A2, IO, 1.91s, 2037	1,122,154	68,194
IFB Ser. 06-8, Class 2A2, IO, 1.26s, 2036	19,172,410	735,465
IFB Ser. 06-7, Class 2A4, IO, 1.23s, 2036	6,924,870	262,352
IFB Ser. 06-6, Class 1A2, IO, 1.18s, 2036	3,268,173	126,862
IFB Ser. 06-7, Class 1A3, IO, 0.03s, 2036	2,830,560	17,433
Merrill Lynch Mortgage Trust
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	446,000	433,523
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	434,000	417,421
Morgan Stanley Capital I
Ser. 07-HQ11, Class A4, 5.447s, 2044	2,065,000	2,081,133
Ser. 05-HQ6, Class A4A, 4.989s, 2042	65,000	63,597
Morgan Stanley Mortgage Loan Trust IFB Ser. 06-7,
Class 4A3, IO, zero %, 2036	1,442,778	6,164
Residential Asset Securitization Trust IFB
Ser. 06-A7CB, Class 1A6, IO, 0.23s, 2036	869,529	11,073
Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 05-18, Class 6A1, 5.27s, 2035	6,761,602	6,748,958
Ser. 04-20, Class 1A2, 5.056s, 2035	462,751	454,653
Washington Mutual Asset Securities Corp. 144A
Ser. 06-SL1, Class A, 5.3s, 2043	2,784,686	2,788,819
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR2, Class 2A1, 4.545s, 2035	4,156,335	4,098,374
Ser. 04-R, Class 2A1, 4.361s, 2034	4,226,521	4,157,840
Ser. 05-AR9, Class 1A2, 4.354s, 2035	189,477	186,323

Total collateralized mortgage obligations (cost $379,509,312)		$376,478,268

ASSET-BACKED SECURITIES (0.8%)*

	Principal amount	Value

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 0.805s, 2035	$38,453,309	$1,139,721
IFB Ser. 05-R2, Class 1AS, IO, 0.421s, 2035	32,602,775	1,073,799
Residential Asset Mortgage Products, Inc. FRB
Ser. 06-RZ2, Class A2, 5.49s, 2036	4,132,000	4,126,835
Terwin Mortgage Trust 144A FRB Ser. 06-9HGA,
Class A1, 5.4s, 2037	2,774,084	2,769,316

Total asset-backed securities (cost $9,103,794)		$9,109,671

PURCHASED OPTIONS OUTSTANDING (2.2%)*

Expiration date/		Contract
	strike price	amount	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to pay a fixed rate of 5.115% versus the
three month USD-LIBOR-BBA maturing
on January 9, 2018.	Jan-08/5.115	$708,762,000	$15,315,922
Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to receive a fixed rate of 5.115% versus the
three month USD-LIBOR-BBA
maturing on January 9, 2018.	Jan-08/5.115	708,762,000	10,847,390

Total purchased options outstanding (cost $29,998,352)			$26,163,312

SHORT-TERM INVESTMENTS (48.7%)*

		Principal amount	Value

Interest in $565,000,000 joint repurchase agreement
dated March 30, 2007 with Bank of America Sec. LLC,
due April 2, 2007 with respect to various U.S.
Government obligations — maturity value
of $241,608,273 for an effective yield of 5.38%
(collateralized by Fannie Mae and Freddie Mac
securities with coupon rates ranging from 5.0%
to 6.5% and due dates ranging from of September 1, 2034
to March 1, 2037 valued at $576,300,000)		$241,500,000	$241,500,000
Freddie Mac, for an effective yield of 5.16%, April 12, 2007		65,000,000	64,897,814
Freddie Mac, for an effective yield of 5.22%, March 26, 2008		75,000,000	74,961,675
Federal Home Loan Banks, for an effective yield
of 5.17%, April 13, 2007		50,000,000	49,914,083
Federal Home Loan Banks, for an effective yield
of 5.17%, April 18, 2007		133,038,000	132,714,459
U.S. Treasury Bills for an effective yield of 5.15%,
April 5, 2007 #		135,000	134,923
U.S. Treasury Bills for an effective yield of 5.08%,
April 26, 2007 #		1,821,000	1,814,604
U.S. Treasury Bills for an effective yield of 4.98%,
September 27, 2007 #		1,820,000	1,776,020

Total short-term investments (cost $567,713,578)			$567,713,578

TOTAL INVESTMENTS

Total investments (cost $2,018,075,670)			$2,011,273,516

* Percentages indicated are based on net assets of $1,164,841,299.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2007.

At March 31, 2007, liquid assets totaling $562,666,484 have been designated as collateral for open forward commitments.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at March 31, 2007.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2007.

FUTURES CONTRACTS OUTSTANDING at 3/31/07 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	1,599	$380,262,188	Dec-07	$ 486,163
Euro-Dollar 90 day (Long)	1,032	245,809,500	Mar-08	345,493
U.S. Treasury Bond 20 yr (Short)	2,379	264,663,750	Jun-07	3,621,975
U.S. Treasury Note 2 yr (Short)	346	70,892,156	Jun-07	64,631
U.S. Treasury Note 5 yr (Short)	242	25,602,844	Jun-07	63,053
U.S. Treasury Note 10 yr (Long)	586	63,361,250	Jun-07	(128,117)

Total				$4,453,198

WRITTEN OPTIONS OUTSTANDING at 3/31/07 (premiums received $35,302,052) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 5.7% versus the three
month USD-LIBOR-BBA maturing
on May 14, 2018.	$ 23,590,000	May-08/5.70	$ 1,037,960

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 5.7% versus the
three month USD-LIBOR-BBA
maturing on May 14, 2018.	23,590,000	May-08/5.70	209,951

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of
4.55% versus the three month
USD-LIBOR-BBA maturing
on July 5, 2017.	44,780,000	Jul-07/4.55	29,394

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a fixed
rate of 4.55% versus the three month
USD-LIBOR-BBA maturing on
July 5, 2017.	44,780,000	Jul-07/4.55	2,188,148

WRITTEN OPTIONS OUTSTANDING at 3/31/07 (premiums received $35,302,052) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.32% versus the three month
USD-LIBOR-BBA maturing on
January 9, 2022.	$349,396,000	Jan-12/5.32	$16,220,045

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for
the obligation to pay a fixed rate
of 5.32% versus the three month
USD-LIBOR-BBA maturing on
January 9, 2022.	349,396,000	Jan-12/5.32	11,753,192

Option on an interest rate swap with
Lehman Brothers International for
the obligation to pay a fixed rate of
5.225% versus the three month
USD-LIBOR-BBA maturing
March 5, 2018.	24,625,000	Mar-08/5.225	527,394

Option on an interest rate swap
with Lehman Brothers International
for the obligation to receive a fixed
rate of 5.225% versus the three month
USD-LIBOR-BBA maturing
March 5, 2018.	24,625,000	Mar-08/5.225	472,455

Total			$32,438,539

TBA SALE COMMITMENTS OUTSTANDING at 3/31/07 (proceeds receivable $229,161,391) (Unaudited)

			Principal	Settlement
			amount	date	Value

FHLMC, 5s, April 1, 2037			$ 56,200,000	4/12/07	$ 54,303,250
FHLMC, 5s, May 1, 2037			103,700,000	5/14/07	100,187,971
FNMA, 5 1/2s, April 1, 2037			21,000,000	4/12/07	20,775,235
FNMA, 5 1/2s, May 1, 2037			21,000,000	5/14/07	20,769,000
FNMA, 6s, April 1, 2037			4,600,000	4/12/07	4,633,781
FNMA, 6s, May 1, 2037			4,600,000	5/14/07	4,631,625
GNMA, 5 1/2s, April 1, 2037			23,400,000	4/19/07	23,270,203

Total					$228,571,065

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/07 (Unaudited)

		Payments	Payments		Unrealized
Swap counterparty /	Termination	made by	received by		appreciation/
Notional amount	date	fund per annum	fund per annum		(depreciation)

Bank of America, N.A.
$ 2,440,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA		$ (30,162)

18,410,000	5/31/16	5.58909%	3 month USD-LIBOR-BBA		(846,513)

47,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA		54,006

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/07 (Unaudited) continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
$106,930,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	$ (1,230,764)

116,000,000	6/28/15	3 month USD-LIBOR-BBA	4.335%	(4,812,341)

Credit Suisse International
3,615,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	13,949

Goldman Sachs International
3,833,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(172,368)

58,520,000	1/8/12	3 month USD-LIBOR-BBA	4.98%	(82,286)

6,216,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	32,833

41,262,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	(267,453)

186,035,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(2,379,930)

43,721,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	9,559

194,190,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	(2,730,528)

2,279,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(57,906)

JPMorgan Chase Bank, N.A.
43,000,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	134,485

55,104,000	3/8/17	3 month USD-LIBOR-BBA	5.28%	442,669

6,078,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(195,610)

139,397,000	1/31/17	3 month USD-LIBOR-BBA	5.415%	2,678,107

23,614,000	1/19/09	5.24%	3 month USD-LIBOR-BBA	(70,606)

5,984,000	1/19/17	3 month USD-LIBOR-BBA	5.249%	33,858

5,317,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(22,030)

43,597,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	36,919

193,694,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	(2,742,572)

91,000,000	10/16/16	5.3345%	3 month USD-LIBOR-BBA	(2,384,276)

51,620,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	(729,261)

37,100,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	(435,795)

2,474,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(23,928)

77,841,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(1,319,817)

Lehman Brothers International (Europe)
5,083,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(129,445)

58,175,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	106,325

12,645,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(194,723)

5,083,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	130,467

12,645,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	195,885

163,933,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(5,051,050)

21,188,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(386,704)

187,183,000	2/1/17	3 month USD-LIBOR-BBA	5.08%	(1,345,742)

Lehman Brothers Special Financing, Inc.
66,070,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(820,833)

156,600,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	590,382

Morgan Stanley Capital Services, Inc.
2,065,000	2/20/17	5.19%	3 month USD-LIBOR-BBA	(2,494)

Total				$(24,005,693)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,776,575,670)	$1,769,773,516
Repurchase agreements (identified cost $241,500,000)	241,500,000

Interest and other receivables	4,615,039

Receivable for shares of the fund sold	472,075

Receivable for securities sold	3,543,897

Receivable for sales of delayed delivery securities (Note 1)	229,594,238

Unrealized appreciation on swap contracts (Note 1)	4,459,444

Receivable for variation margin (Note 1)	702,801

Total assets	2,254,661,010

LIABILITIES

Payable to subcustodian (Note 2)	1,871,334

Payable for securities purchased	49,166

Payable for purchase of delayed delivery securities (Note 1)	793,845,811

Payable for shares of the fund repurchased	1,713,959

Payable for compensation of Manager (Note 2)	1,480,210

Payable for investor servicing and custodian fees (Note 2)	213,617

Payable for Trustee compensation and expenses (Note 2)	281,046

Payable for administrative services (Note 2)	4,949

Payable for distribution fees (Note 2)	746,615

Written options outstanding, at value (premiums received $35,302,052) (Notes 1 and 3)	32,438,539

Unrealized depreciation on swap contracts (Note 1)	28,465,137

TBA sales commitments, at value (proceeds receivable $229,161,391) (Note 1)	228,571,065

Other accrued expenses	138,263

Total liabilities	1,089,819,711

Net assets	$1,164,841,299

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,203,746,178

Undistributed net investment income (Note 1)	12,641,121

Accumulated net realized loss on investments (Note 1)	(28,645,190)

Net unrealized depreciation of investments	(22,900,810)

Total — Representing net assets applicable to capital shares outstanding	$1,164,841,299

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,011,754,877 divided by 77,212,200 shares)	$13.10

Offering price per class A share
(100/96.25 of $13.10)*	$13.61

Net asset value and offering price per class B share
($104,608,234 divided by 8,026,778 shares)**	$13.03

Net asset value and offering price per class C share
($14,603,406 divided by 1,116,083 shares)**	$13.08

Net asset value and redemption price per class M share
($28,832,060 divided by 2,201,762 shares)	$13.09

Offering price per class M share
(100/96.75 of $13.09)***	$13.53

Net asset value, offering price and redemption price per class R share
($539,007 divided by 41,165 shares)	$13.09

Net asset value, offering price and redemption price per class Y share
($4,503,715 divided by 344,546 shares)	$13.07

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/07 (Unaudited)

INTEREST INCOME	$ 31,939,081

EXPENSES

Compensation of Manager (Note 2)	3,046,989

Investor servicing fees (Note 2)	895,220

Custodian fees (Note 2)	205,681

Trustee compensation and expenses (Note 2)	23,399

Administrative services (Note 2)	20,742

Distribution fees — Class A (Note 2)	1,293,729

Distribution fees — Class B (Note 2)	595,075

Distribution fees — Class C (Note 2)	74,613

Distribution fees — Class M (Note 2)	75,189

Distribution fees — Class R (Note 2)	1,191

Other	187,525

Total expenses	6,419,353

Expense reduction (Note 2)	(57,230)

Net expenses	6,362,123

Net investment income	25,576,958

Net realized gain on investments (Notes 1 and 3)	5,580,505

Net realized gain on swap contracts (Note 1)	8,249,820

Net realized loss on futures contracts (Note 1)	(2,926,954)

Net realized gain on written options (Notes 1 and 3)	9,892,622

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(15,093,149)

Net gain on investments	5,702,844

Net increase in net assets resulting from operations	$ 31,279,802

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/07*	9/30/06

Operations:
Net investment income	$ 25,576,958	$ 53,748,068

Net realized gain (loss) on investments	20,795,993	(13,948,190)

Net unrealized appreciation (depreciation) of investments	(15,093,149)	368,027

Net increase in net assets resulting from operations	31,279,802	40,167,905

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(21,105,757)	(47,298,662)

Class B	(2,000,412)	(5,565,388)

Class C	(248,504)	(607,224)

Class M	(574,029)	(1,379,115)

Class R	(9,300)	(12,108)

Class Y	(96,311)	(257,515)

Redemption fees (Note 1)	2,568	5,292

Decrease from capital share transactions (Note 4)	(95,439,476)	(264,731,437)

Total decrease in net assets	(88,191,419)	(279,678,252)

NET ASSETS

Beginning of period	1,253,032,718	1,532,710,970

End of period (including undistributed net investment
income of $12,641,121 and $11,098,476, respectively)	$1,164,841,299	$1,253,032,718

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b) (in thousands)		assets (%)(c)	net assets (%)	(%)

CLASS A
March 31, 2007**	$13.03	.28	.06	.34	(.27)	(.27)	—(d)	$13.10	2.61*	$1,011,755	.49*	2.16*	49.54*(f)
September 30, 2006	13.15	.52	(.10)	.42	(.54)	(.54)	—(d)	13.03	3.30	1,068,197	.94(e)	4.02(e)	579.42(f )
September 30, 2005	13.24	.37	(.05)	.32	(.41)	(.41)	—(d)	13.15	2.43	1,255,038.94		2.83	781.82(f)
September 30, 2004	13.20	.42	(.06)	.36	(.32)	(.32)	—(d)	13.24	2.81	1,441,252.94		3.24	198.47(f)
September 30, 2003	13.22	.28	.05	.33	(.35)	(.35)	—	13.20	2.52	2,022,134.88		2.12	331.95(g)
September 30, 2002	13.10	.62	.19	.81	(.69)	(.69)	—	13.22	6.41	2,432,891.85		4.74	277.25(g)

CLASS B
March 31, 2007**	$12.96	.23	.06	.29	(.22)	(.22)	—(d)	$13.03	2.23*	$104,608	.86*	1.79*	49.54*(f)
September 30, 2006	13.08	.42	(.10)	.32	(.44)	(.44)	—(d)	12.96	2.52	132,827	1.69(e)	3.29(e)	579.42(f)
September 30, 2005	13.17	.27	(.05)	.22	(.31)	(.31)	—(d)	13.08	1.64	205,275	1.69	2.07	781.82(f)
September 30, 2004	13.12	.32	(.05)	.27	(.22)	(.22)	—(d)	13.17	2.12	297,159	1.69	2.46	198.47(f)
September 30, 2003	13.15	.18	.04	.22	(.25)	(.25)	—	13.12	1.67	529,386	1.63	1.38	331.95(g)
September 30, 2002	13.04	.51	.20	.71	(.60)	(.60)	—	13.15	5.59	691,467	1.60	3.96	277.25(g)

CLASS C
March 31, 2007**	$13.01	.23	.06	.29	(.22)	(.22)	—(d)	$13.08	2.22*	$14,603	.86*	1.79*	49.54*(f)
September 30, 2006	13.13	.43	(.11)	.32	(.44)	(.44)	—(d)	13.01	2.50	15,985	1.69(e)	3.28(e)	579.42(f)
September 30, 2005	13.22	.27	(.05)	.22	(.31)	(.31)	—(d)	13.13	1.64	19,784	1.69	2.08	781.82(f)
September 30, 2004	13.17	.32	(.05)	.27	(.22)	(.22)	—(d)	13.22	2.08	26,181	1.69	2.44	198.47(f)
September 30, 2003	13.20	.18	.04	.22	(.25)	(.25)	—	13.17	1.70	53,235	1.63	1.34	331.95(g)
September 30, 2002	13.08	.50	.21	.71	(.59)	(.59)	—	13.20	5.64	54,880	1.60	3.93	277.25(g)

CLASS M
March 31, 2007**	$13.02	.27	.05	.32	(.25)	(.25)	—(d)	$13.09	2.47*	$28,832	.61*	2.04*	49.54*(f)
September 30, 2006	13.13	.49	(.10)	.39	(.50)	(.50)	—(d)	13.02	3.10	31,087	1.19(e)	3.78(e)	579.42(f )
September 30, 2005	13.23	.34	(.07)	.27	(.37)	(.37)	—(d)	13.13	2.08	39,845	1.19	2.58	781.82(f )
September 30, 2004	13.18	.39	(.05)	.34	(.29)	(.29)	—(d)	13.23	2.61	50,649	1.19	2.99	198.47(f)
September 30, 2003	13.20	.27	.02	.29	(.31)	(.31)	—	13.18	2.25	73,355	1.13	2.03	331.95(g)
September 30, 2002	13.08	.57	.21	.78	(.66)	(.66)	—	13.20	6.14	171,975	1.10	4.47	277.25(g)

CLASS R
March 31, 2007**	$13.02	.27	.05	.32	(.25)	(.25)	—(d)	$13.09	2.50*	$539	.61*	2.04*	49.54*(f)
September 30, 2006	13.14	.48	(.09)	.39	(.51)	(.51)	—(d)	13.02	3.04	396	1.19(e)	3.73(e)	579.42(f )
September 30, 2005	13.24	.35	(.07)	.28	(.38)	(.38)	—(d)	13.14	2.14	166	1.19	2.60	781.82(f)
September 30, 2004	13.20	.39	(.06)	.33	(.29)	(.29)	—(d)	13.24	2.54	44	1.19	2.98	198.47(f)
September 30, 2003†	13.22	.18	(.02)	.16	(.18)	(.18)	—	13.20	1.23*	1	.78*	1.30*	331.95(g)

CLASS Y
March 31, 2007**	$13.00	.30	.05	.35	(.28)	(.28)	—(d)	$13.07	2.76*	$4,504	.36*	2.29*	49.54*(f)
September 30, 2006	13.12	.55	(.09)	.46	(.58)	(.58)	—(d)	13.00	3.60	4,542	.69(e)	4.23(e)	579.42(f)
September 30, 2005	13.22	.40	(.06)	.34	(.44)	(.44)	—(d)	13.12	2.64	12,603.69		3.05	781.82(f)
September 30, 2004	13.18	.46	(.06)	.40	(.36)	(.36)	—(d)	13.22	3.09	26,829.69		3.45	198.47(f)
September 30, 2003	13.21	.31	.04	.35	(.38)	(.38)	—	13.18	2.73	52,590.63		2.39	331.95(g)
September 30, 2002	13.09	.62	.23	.85	(.73)	(.73)	—	13.21	6.71	70,445.60		4.92	277.25(g)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50	51

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to September 30, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended September 30, 2006 (Note 5).

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam U.S. Government Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund’s investment objective is to seek as high a level of current income as is consistent with preservation of capital by investing mainly in securities which have short to long-term maturities and are backed by the full faith and credit of the United States or by the credit of issuing U.S. government agencies.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”) the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC.

Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

J) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2006, the fund had a capital loss carryover of $39,763,943 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$25,817,289	September 30, 2009

13,946,654	September 30, 2014

The aggregate identified cost on a tax basis is $2,019,785,190, resulting in gross unrealized appreciation and depreciation of $8,443,171 and $16,954,845, respectively, or net unrealized depreciation of $8,511,674.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.57% of the first $500 million of average net assets, 0.475% of the next $500 million, 0.4275% of the next $500 million and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended March 31, 2007, Putnam Management did not waive any of its management fee from the fund.

In July 2006, questions arose regarding a potential misidentification of the characteristics of certain securities in the fund’s portfolio, and the value of these securities was adjusted. The fund currently expects to be reimbursed for losses relating to this matter by Putnam. The amount of such reimbursement has not yet been determined, but is not expected to be material to the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2007, the fund incurred $1,095,696 for custody and investor servicing agent functions provided by PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At March 31, 2007, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2007, the fund’s expenses were reduced by $57,230 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $478, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan. The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the

Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $11,257 and $1,272 from the sale of class A and class M shares, respectively, and received $75,551 and $547 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2007, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2007, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $341,947,281 and $431,709,717, respectively.

Written option transactions during the period ended March 31, 2007 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$ 560,356,000	$16,631,550

Options opened	698,792,000	28,563,124
Options exercised	—	—
Options expired	—	—
Options closed	(374,366,000)	(9,892,622)

Written options
outstanding at
end of period	$ 884,782,000	$35,302,052

Note 4: Capital shares

At March 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 3/31/07:
Shares sold	3,691,101	$48,246,887

Shares issued
in connection
with reinvestment
of distributions	1,327,586	17,306,877

	5,018,687	65,553,764

Shares
repurchased	(9,812,777)	(128,247,126)

Net decrease	(4,794,090)	$(62,693,362)

Year ended 9/30/06:
Shares sold	6,951,096	$90,217,871

Shares issued
in connection
with reinvestment
of distributions	2,984,665	38,543,144

	9,935,761	128,761,015

Shares
repurchased	(23,381,549)	(303,447,283)

Net decrease	(13,445,788)	$(174,686,268)

CLASS B	Shares	Amount

Six months ended 3/31/07:
Shares sold	255,552	$3,322,156

Shares issued
in connection
with reinvestment
of distributions	131,855	1,710,380

	387,407	5,032,536

Shares
repurchased	(2,612,663)	(33,952,528)

Net decrease	(2,225,256)	$(28,919,992)

Year ended 9/30/06:
Shares sold	904,650	$11,655,303

Shares issued
in connection
with reinvestment
of distributions	369,142	4,742,349

	1,273,792	16,397,652

Shares
repurchased	(6,718,001)	(86,748,022)

Net decrease	(5,444,209)	$(70,350,370)

CLASS C	Shares	Amount

Six months ended 3/31/07:
Shares sold	80,915	$1,055,577

Shares issued
in connection
with reinvestment
of distributions	14,753	192,129

	95,668	1,247,706

Shares
repurchased	(208,568)	(2,715,698)

Net decrease	(112,900)	$(1,467,992)

Year ended 9/30/06:
Shares sold	203,962	$2,641,808

Shares issued
in connection
with reinvestment
of distributions	37,978	489,556

	241,940	3,131,364

Shares
repurchased	(520,234)	(6,721,882)

Net decrease	(278,294)	$(3,590,518)

CLASS M	Shares	Amount
Six months ended 3/31/07:
Shares sold	46,974	$611,861

Shares issued
in connection
with reinvestment
of distributions	7,109	92,639

	54,083	704,500

Shares
repurchased	(240,717)	(3,139,180)

Net decrease	(186,634)	$(2,434,680)

Year ended 9/30/06:
Shares sold	569,285	$7,395,576

Shares issued
in connection
with reinvestment
of distributions	21,500	268,139

	590,785	7,663,715

Shares
repurchased	(1,236,078)	(16,043,692)

Net decrease	(645,293)	$(8,379,977)

CLASS R	Shares	Amount

Six months ended 3/31/07:
Shares sold	15,217	$198,967

Shares issued
in connection
with reinvestment
of distributions	713	9,293

	15,930	208,260

Shares
repurchased	(5,169)	(67,646)

Net increase	10,761	$140,614

Year ended 9/30/06:
Shares sold	20,357	$264,831

Shares issued
in connection
with reinvestment
of distributions	940	12,108

	21,297	276,939

Shares
repurchased	(3,541)	(45,947)

Net increase	17,756	$230,992

CLASS Y	Shares	Amount
Six months ended 3/31/07:
Shares sold	22,792	$296,671

Shares issued
in connection
with reinvestment
of distributions	7,407	96,311

	30,199	392,982

Shares
repurchased	(35,146)	(457,046)

Net decrease	(4,947)	$(64,064)

Year ended 9/30/06:
Shares sold	87,956	$1,130,540

Shares issued
in connection
with reinvestment
of distributions	19,953	257,515

	107,909	1,388,055

Shares
repurchased	(718,848)	(9,343,351)

Net decrease	(610,939)	$(7,955,296)

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $326,527 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Note 7: Actions by the Trustees

The Trustees of Putnam Funds have approved a plan to merge Putnam Limited Duration Government Fund into the fund. The transaction is scheduled to occur in November 2007. It is subject to a number of conditions and there is no guarantee that it will occur.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund
Research Fund	Money Market Fund†
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
State tax-free income funds:	more conservative over time based on a
Arizona, California, Massachusetts, Michigan,	target date for withdrawing assets.
Minnesota, New Jersey, New York, Ohio,	The ten funds:
and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2025 Fund
investment portfolios that spread your	Putnam RetirementReady 2020 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2015 Fund
and money market investments.	Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and Chief
Management, LLC	President	Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Chief Compliance Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Mark C. Trenchard
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		BSA Compliance Officer
Jonathan S. Horwitz
Custodians	Senior Vice President	Judith Cohen
Putnam Fiduciary Trust	and Treasurer	Vice President, Clerk and
Company, State Street Bank		Assistant Treasurer
and Trust Company	Steven D. Krichmar
	Vice President and	Wanda M. McManus
Legal Counsel	Principal Financial Officer	Vice President, Senior Associate
Ropes & Gray LLP		Treasurer and Assistant Clerk
Janet C. Smith
Trustees	Vice President, Principal	Nancy E. Florek
John A. Hill, Chairman	Accounting Officer and	Vice President, Assistant Clerk,
Jameson Adkins Baxter,	Assistant Treasurer	Assistant Treasurer and
Vice Chairman		Proxy Manager
Charles B. Curtis	Susan G. Malloy
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA038 243430 5/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred. Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam U.S. Government Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 29, 2007